Tax matters	12 Months Ended
Dec. 31, 2022
Major components of tax expense (income) [abstract]
Tax matters	Tax matters
a) Consolidated Tax Group
Pursuant to current legislation, the Consolidated Tax Group includes Banco Santander, S.A. (as the parent) and the Spanish subsidiaries that meet the requirements provided for in Spanish legislation regulating the taxation of the consolidated profits of corporate groups (as the controlled entities).
The other Group companies file income tax returns in accordance with the tax regulations applicable to them.
b) Years open for review by the tax authorities
In June and November 2021 Spanish tax authorities formalized acts with agreement, conformity and non-conformity relating to the corporate income tax financial years 2012 to 2015. The adjustments signed in conformity and with agreement had not impact on results and, in relation to the concepts signed in disconformity both in this year and in previous years (corporate income tax 2003 to 2011), Banco Santander, S.A., as the Parent of the Consolidated Tax Group, considers, in accordance with the advice of its external lawyers, that the adjustments made should not have a significant impact on the consolidated financial statements, as there are sound arguments as proof in the appeals filed against them pending at the National Appellate Court (tax years 2003 to 2011) and at the Central Economic Administrative Court (tax years 2012-2015). Consequently, no provision has been recorded for this concept. It should also be noted that, in those cases where it has been considered appropriate, the mechanisms available to avoid international double taxation have been used.

At the date of approval of these consolidated annual accounts, the Corporate Income Tax and other taxes audit for periods 2017 to 2019 are ongoing, and subsequent years up to and including 2022, are subject to review.

The other entities have the corresponding years open for review, pursuant to their respective tax regulations.
Because of the possible different interpretations which can be made of the tax regulations, the outcome of the tax audits of the rest of years subject to review might give rise to contingent tax liabilities which cannot be objectively quantified. However, the Group’s tax advisers consider that it is unlikely that such tax liabilities will materialize, and that in any event the tax charge arising therefrom would not materially affect the Group’s consolidated financial statements.

c) Reconciliation
The reconciliation of the income tax expense calculated at the tax rate applicable in Spain (30%) to the income tax expense recognised and the detail of the effective tax rate are as follows:

EUR million
	2022	2021	2020
Consolidated profit (loss) before tax:
From continuing operations	15,250	14,547	(2,076)
From discontinued operations	—	—	—
	15,250	14,547	(2,076)
Income tax at tax rate applicable in Spain (30%)	4,575	4,364	(623)
By the effect of application of the various tax rates applicable in each countryA	61	210	362
Of which:
Brazil	472	634	560
United Kingdom	(161)	(158)	(43)
United States	(99)	(179)	(71)
Chile	(30)	(34)	(24)
Poland	(101)	—	—
Effect of profit or loss of associates and joint ventures	(210)	(130)	29
Effect of reassessment of deferred taxes	—	9	2,500
Permanent differences and other B	60	441	3,364
Current income tax	4,486	4,894	5,632
Effective tax rate	29.42%	33.64%	—
Of which:
Continuing operations	4,486	4,894	5,632
Discontinued operations (note 37)	—	—	—
Of which:
Current taxes	4,272	3,799	4,214
Deferred taxes	214	1,095	1,418
Income tax (receipts)/payments	5,498	4,012	2,946
A.Calculated by applying the difference between the tax rate applicable in Spain and the tax rate applicable in each jurisdiction to the profit or loss contributed to the Group by the entities which operate in each jurisdiction.
B.In 2020 it includes mainly the impairment of goodwill.
d) Tax recognised in equity
In addition to the income tax recognised in the consolidated income statement, the Group recognised the following amounts in consolidated equity in 2022, 2021 and 2020:

EUR million
	2022	2021	2020
Other comprehensive income
Items not reclassified to profit or loss	49	(510)	(82)
Actuarial gains or (-) losses on defined benefit pension plans	96	(530)	(165)
Changes in the fair value of equity instruments measured at fair value through other comprehensive income	(19)	(13)	92
Financial liabilities at fair value with changes in results attributable to changes in credit risk	(26)	33	(9)
Other recognised income and expense of investments in subsidiaries, joint ventures and associates	(2)	—	—
Items that may be reclassified to profit or loss	1,522	1,136	208
Cash flow hedges	912	278	5
Changes in the fair value of debt instruments through other comprehensive income	661	857	195
Other recognised income and expense of investments in subsidiaries, joint ventures and associates	(51)	1	8
Total	1,571	626	126
e) Deferred taxes
'Tax assets' in the consolidated balance sheets includes debit balances with the Public Treasury relating to deferred tax assets. 'Tax liabilities' includes the liability for the Group’s various deferred tax liabilities.
In accordance with the Basel III legal framework included in European law through Directive 2013/36 (CRD IV) and EU Regulation 575/2013 on prudential requirements for credit institutions and investment firms (CRR), and subsequently amended by EU Regulation 2019/876 of the European Parliament and of the Council, deferred tax assets which use does not rely on obtaining future profits (referred to hereinafter as 'monetizable tax assets') generated before 23 November 2016 are exempt from deduction from regulatory capital.
The detail of deferred tax assets, by classification as monetizable or non-monetizable assets, and of deferred tax liabilities at 31 December 2022, 2021 and 2020 is as follows:

EUR million
	2022		2021		2020
	MonetizableA	Other	MonetizableA	Other	MonetizableA	Other
Tax assets	10,660	10,127	10,473	8,967	10,721	8,525
Tax losses and tax credits	—	1,778	—	1,249	—	1,093
Temporary differences	10,660	8,349	10,473	7,718	10,721	7,432
Of which:
Non-deductible provisions	—	2,182	—	2,256	—	2,139
Valuation of financial instruments	—	1,535	—	600	—	483
Loan losses	7,696	1,232	6,888	988	7,134	1,007
Pensions	2,964	560	3,585	669	3,587	875
Valuation of tangible and intangible assets	—	1,270	—	1,509	—	1,373

Tax liabilities	—	6,428	—	6,462	—	5,933
Temporary differences	—	6,428	—	6,462	—	5,933
Of which:
Valuation of financial instruments	—	1,792	—	1,419	—	1,791
Valuation of tangible and intangible assets	—	3,169	—	3,081	—	2,311
Investments in Group companies	—	359	—	337	—	440
A.Banco Popular Español, S.A.U. considered that part of its monetizable assets were converted into credit against the Tax Administration in 2017 Income Tax return, as the circumstances which determined such conversion were met at the end of that year (EUR 995 million). The Spanish tax authorities have expressly confirmed the nature of these assets as monetizables, but they considered that conditions for conversion were not met at the end of 2017, without prejudice to the conversion in future years. The Tax Administration position is being discussed at the Courts.
Besides, due to losses incurred in 2020, the Consolidated Tax Group in Spain converted EUR 642 million of monetizable tax assets into credit against the Tax Administration in its corporate income tax return.

Grupo Santander only recognises deferred tax assets for temporary differences or tax loss and tax credit carryforwards where it is considered probable that the consolidated entities that generated them will have sufficient future taxable profits against which they can be utilised.
The deferred tax assets and liabilities are reassessed at the reporting date in order to ascertain whether any adjustments need to be made on the basis of the findings of the analyses performed.
These analyses take into consideration all evidence, both positive and negative, of the recoverability of such deferred tax assets, among which we can find, (i) the results generated by the different entities in previous years, (ii) the projections of results of each entity or fiscal group, (iii) the estimation of the reversal of the different temporary differences according to their nature and (iv) the period and limits established under the applicable legislation of each country for the recovery of the different deferred tax assets, thus concluding on the ability of each entity or fiscal group to recover the deferred tax assets registered.
The projections of results used in this analysis are based on the financial budgets approved by both the local directions of the corresponding units and by the Group's directors. The Group's budget estimation process is common for all units. The Group's management prepares its financial budgets based on the following key assumptions:
a)Microeconomic variables of the entities that make up the fiscal group in each location: the existing balance structure, the mix of products offered and the commercial strategy at each moment defined by local directions are taken into account, based on the competition, regulatory and market environment.
b)Macroeconomic variables: estimated growths are based on the evolution of the economic environment considering the expected evolution in the gross domestic product of each location, and the forecasts of interest rates, inflation and exchange rates fluctuations. These data is provided by the Group’s Studies Service, based on external sources of information.
Additionally, the Group performs retrospective contrasts (backtesting) on the variables projected in the past. The differential behaviour of these variables with respect to the real market data is considered in the projections estimated in each fiscal year. Thus, and in relation to Spain, the deviations identified by the Directors in recent past years are due to non-recurring events outside the operation of the business, such as the impacts due to the first application of new regulations, the costs assumed for the acceleration of the restructuring plans and the changing effect of the current macroeconomic environment.
During 2020, taking into account the uncertainties about the economic impacts derived from the covid-19 health crisis, the Group reassessed the ability to generate future taxable income in relation to the recoverability of deferred tax assets recorded in the main Group companies. Management considered that the recovery period of these assets would not be affected and that it was not necessary to make adjustments to the deferred tax assets recognised in the Group on the basis of the results of the analyses performed, except in Spain, where the changes in the key assumptions on which the projected results of its tax group are based, arising from the impact of covid-19, resulted in the recognition of an impairment of EUR 2,500 million of deferred tax assets under 'Income Tax' in the income statement.
Finally, and given the degree of uncertainty of these assumption on the referred variables, the Group conducts a sensitivity analysis of the most significant assumptions considered in the deferred tax assets’ recoverability analysis, considering any reasonable change in the key assumptions on which the projections of results of each entity or fiscal group and the estimation of the reversal of the different temporary differences are based.
In relation to Spain, the sensitivity analysis has consisted of making reasonable changes to the key assumptions, mainly by adjusting 50 basis points for growth (gross domestic product) and adjusting 50 basis points for inflation.
Relevant information is set forth below for the main countries which have recognised deferred tax assets:
Spain
The deferred tax assets recognised at the Consolidated Tax Group total EUR 9,455 million, of which EUR 6,777 million were for monetizable temporary differences with the right to conversion into a credit against the Public Finance, EUR 1,847 million for other temporary differences and EUR 830 million for tax losses and credits.
Brazil
The deferred tax assets recognised in Brazil total EUR 6,461 million, of which EUR 3,759 million were for monetizable temporary differences, EUR 1,950 million for other temporary differences and EUR 752 million for tax losses and credits.
United States
The deferred tax assets recognised in the United States total EUR 1,578 million, of which EUR 1,398 million were for temporary differences and EUR 180 million for tax losses and credits.
The Group estimates that the recognised deferred tax assets for temporary differences, tax losses and credits in the different jurisdictions will be recovered in a maximum period of 15 years.
The changes in Tax assets - Deferred and Tax liabilities - Deferred in the last three years were as follows:

EUR million
	Balances at 31 December 2021	(Charge)/Credit to income	Foreign currency balance translation differences and other items	(Charge)/Credit to asset and liability valuation adjustments	Acquisition for the year (net)	Balances at 31 December 2022
Deferred tax assets	19,440	273	376	697	1	20,787
Tax losses and tax credits	1,250	211	317	—	—	1,778
Temporary differences	18,190	62	59	697	1	19,009
Of which monetizable	10,473	507	(320)	—	—	10,660
Deferred tax liabilities	(6,462)	(487)	(149)	684	(14)	(6,428)
Temporary differences	(6,462)	(487)	(149)	684	(14)	(6,428)
	12,978	(214)	227	1,381	(13)	14,359

EUR million
	Balance at 31 December 2020	(Charge)/Credit to income	Foreign currency balance translation differences and other items	(Charge)/Credit to asset and liability valuation adjustments	Acquisition for the year (net)	Balance at 31 December 2021
Deferred tax assets	19,246	(209)	193	209	1	19,440
Tax losses and tax credits	1,093	129	28	—	—	1,250
Temporary differences	18,153	(338)	165	209	1	18,190
Of which monetizable	10,721	(273)	25	—	—	10,473
Deferred tax liabilities	(5,933)	(886)	(170)	528	(1)	(6,462)
Temporary differences	(5,933)	(886)	(170)	528	(1)	(6,462)
	13,313	(1,095)	23	737	0	12,978

EUR million
	Balances at 31 December 2019	(Charge)/Credit to income	Foreign currency balance translation differences and other items	(Charge)/Credit to asset and liability valuation adjustments	Acquisition for the year (net)	Balance at 31 December 2020
Deferred tax assets	22,758	(1,016)	(2,465)	38	(69)	19,246
Tax losses and tax credits	3,427	(2,065)	(266)	—	(3)	1,093
Temporary differences	19,331	1,049	(2,199)	38	(66)	18,153
Of which monetizable	11,233	613	(1,125)	—	—	10,721
Deferred tax liabilities	(6,522)	(402)	851	156	(16)	(5,933)
Temporary differences	(6,522)	(402)	851	156	(16)	(5,933)
	16,236	(1,418)	(1,614)	194	(85)	13,313
Also, the Group did not recognise deferred tax assets relating to tax losses and deductions and other incentives amounting to approximately EUR 10,800 million the use of which EUR 490 million is subject, among other requirements, to time limits.
f) Tax reforms
The following significant tax reforms were approved in 2022 and previous years:
In Spain, in 2020 the General State Budget Law for 2021 established, among other tax measures, the non deductibility in Corporation Tax of management fees on participations whose dividends or capital gains are exempt, determining the amount of these expenses as a 5% of the dividends or capital gains. Likewise in 2021 the General State Budget Law for 2022 was approved. This law establishes a minimum effective tax rate of 15% (18% for financial entities) on Corporation Tax base. In addition, during 2022, Law 38/2022 established a new temporary levy on credit institutions and financial credit institutions for fiscal years 2023 and 2024. The levy will be calculated as 4.8% of net interest and fees earned in the business carried out in Spain in the precedent year and the payment obligation will arise on the first day of each period. Additionally, this law also established a 50% limitation on the integration of negative individual taxable bases into the consolidated tax group’s tax base. This limitation is expected to be in force only in 2023, with a 10 year deadline for the reversal of this positive adjustment.
In the United Kingdom, the Budget Act for 2021 increased the main Corporation Tax rate from 19% to 25% with effect from 1 April 2023. In addition, and also with effect from 1 April 2023, the Bank Surcharge tax rate was reduced from 8% to 3%, so the corporate tax rate for banks is set at 28%.
In Brazil, Provisional Measure 1.115/2022 and the subsequent Law 14,446, established a temporary increase from 31 August 2022 to 31 December 2022 in the rate of contribution on net income (CSLL) of banks from 20% to 21% and for other financial institutions, from 15% to 16% . This increase lifted the aggregate tax rate -sum of CSLL and the corporate income tax (IRPJ)- for banks to 46% (25% for income tax and 21% for CSLL), and 41% for other financial institutions. In addition, Law 14,467/2022, with effect from 2025, amends the rules on the tax deductibility of credit provisions in financial institutions, bringing those rules closer to the accounting recognition criterion. In the tax on financial operations (IOF) as of 1 January 2021, the rate of 0,38% on credit operations was reinstated (0% for part of 2020), and for settled transactions from 20 September to 31 December 2021, a temporary increase in the IOF rates applicable for credit transactions was approved (annual rate 1.5% to 2.04% for legal persons and 3% to 4.08% for natural persons). In 2022 Decree 10.997/2022 has established the reduction to 0% of the IOF applicable to foreign financing and lending transactions, regardless of the term of the transaction, as from 21 March 2022, and a gradual reduction in the rates applicable to foreign exchange transactions until their reduction to 0% as from 2 January 2029.

In Argentina, Law n.º 27630 (National Bulletin of 16 June 2021) amended, with retroactive effect to 1 January 2021, the rate applicable to the Corporate Income Tax, establishing a progressive rate scale which for Banco Santander Argentina S.A. represents an increase from 30% to 35%. In addition, the 7% withholding on dividend distribution is maintained (however, the distribution of pre-2018 reserves is not subject to withholding tax). In addition, during the first quarter of the year 2021, there was an increase in the tax on gross income to financial institutions in both, the City of Buenos Aires (from 7% to 8%) and the Province of Buenos Aires (from 7% to 9%) and also reducing certain exemptions. Finally, since 2019, different laws on the adjustment for tax inflation have been approved in order to partially defer the adjustment.
In the United States, during 2022, the Inflation Reduction Act (IRA) has been approved, which, among other measures, imposes a minimum taxation on the accounting performance of certain large companies, through the introduction of a new Alternative Minimum Tax (AMT) as of 2023, calculated by applying a rate of 15% on the profit determined on the basis of the adjusted financial statements. The amount to be paid is deductible in future years from the tax rate of ordinary corporation tax.
In Chile, Law n.º 21,210 on modernization of Chilean tax law was enacted in 2020. It includes several modifications to different tax laws in force in Chile. Among the aspects included, it is worth highlighting the substitute tax that on a temporary basis until 30 April 2022 allows taxing at 30% (instead of the generally applicable 35%) with a credit of the first category tax paid, the tax profits generated up to the 31 December 2016, reducing the fiscal cost of its distribution and other measures about asset depreciation and indirect taxes.
On 22 December 2022, the European Commission approved Directive 2022/2523 ensuring a minimum effective tax rate for the global activities of large multinational groups. The Directive that follows closely the OECD Inclusive Framework on Base Erosion and Profit Shifting should be transposed by the Member States throughout 2023, entering into force on 1 January 2024.
g) Other information
In compliance with the disclosure requirement established in the listing rules instrument 2005 published by the UK Financial Conduct Authority, it is hereby stated that shareholders of the Bank resident in the United Kingdom will be entitled to a tax credit for taxes paid abroad in respect of withholdings that the Bank has to pay on the dividends to be paid to such shareholders if the total income of the dividend exceeds the amount of exempt dividends of GBP 2,000 for the year 2022/23. The shareholders of the Bank resident in the United Kingdom who hold their ownership interest in the Bank through Santander Nominee Service will be informed directly of the amount thus withheld and of any other data they may require to complete their tax returns in the United Kingdom. The other shareholders of the Bank resident in the United Kingdom should contact their bank or securities broker.
Banco Santander, S.A., is part of the Large Business Forum and has adhered since 2010 to the Code of Good Tax Practices in Spain. Also Santander UK is a member of the HMRC’s (His Majesty's Revenue and Customs) Code of Practice on Taxation in the United Kingdom, actively participating in both cases in the cooperative compliance programs being developed by these Tax Administrations.